SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

          Data I/O Corporation

(Exact name of registrant as specified in its charter)

          Washington

(State of other jurisdiction of incorporation)

     0-10394                              91-0864123

(Commission File Number)               (IRS Employer Identification No.)

6464 185th Avenue NE, Suite 101, Redmond, WA                98052

(Address of principal executive offices)                    (Zip Code)

Registrant’s telephone number, including area code: (425) 881-6444

               Not Applicable

(Former name or former address, if changed since last report)

Page 1 of 2 Pages

Item 7 Regulation FD Disclosure

Data I/O posts current investor presentation on website

A current investor presentation was placed on Data I/O Corporation’s website athttp://www.dataio.com on Friday October 31, 2008.

The presentation includes an update on the business environment and company opportunities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

October 31, 2008           By /s/ Joel S. Hatlen________

                                           Joel S. Hatlen

                                          Vice President

                                          Chief Financial Officer